Shareholder Update
February 2009

Forward-Looking Statements
Certain statements in this press release, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates, guidance or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to diversify our operations; failure to exploit additional coal reserves; the risk that reserve estimates are inaccurate; increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; our dependency on one railroad for transportation of a large percentage of our products; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; lack of availability of financing sources; our compliance with debt covenants; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).

$100
$80
$60
$40
$20
$0
$57.66
$90.13
Average CAPP Sales Price Q-4 2008
Average CAPP Sales Price YTD 2009

2009…..FINALLY!!

Agenda
● Market Analysis & Strategy
● 2009 Guidance
● Operations Review
● Question and Answer

New, More Restrictive,
Trade Policies Take
Effect in Indonesia on
March 5
New, More Restrictive,
Trade Policies Take
Effect in Indonesia on
March 5
South Africa will Burn
an Additional 75mm
Tons Per Year by
2018
South Africa will Burn
an Additional 75mm
Tons Per Year by
2018
India will Burn an
Additional 172mm
Tons Per Year by
2012
India will Burn an
Additional 172mm
Tons Per Year by
2012
17,000 MW of New
Coal-Fired
Generation is
Currently Under
Construction in the
United States, the
Most in More than
20 Years
17,000 MW of New
Coal-Fired
Generation is
Currently Under
Construction in the
United States, the
Most in More than
20 Years
Fixed Asset Investment in
China Grows by 56% in
November Compared to
2007
Fixed Asset Investment in
China Grows by 56% in
November Compared to
2007
Russia’s 2nd Largest
Coal Producer (Kru)
to Cut 2009
Production by Almost
30%
Russia’s 2nd Largest
Coal Producer (Kru)
to Cut 2009
Production by Almost
30%
Europe to Add a Net
of 19,900 MW of
New Coal-Fired
Generation by 2015
Europe to Add a Net
of 19,900 MW of
New Coal-Fired
Generation by 2015
Current Headlines
Market Analysis and Strategy

Market Analysis and Strategy

Supply
● We Believe that Overall CAPP Supply will Fall to a
 Run Rate of 200mm Tons Per Year by the End of 2009
● We Believe that Overall CAPP Supply will Fall to a
 Run Rate of 200mm Tons Per Year by the End of 2009
● More Weighted to 2nd Half of 2009
● More Weighted to 2nd Half of 2009
● CSX, NS and EIA Show a +/- 6% Decline YTD
● CSX, NS and EIA Show a +/- 6% Decline YTD
● JRCC Vendor: “Industry Supply Took a Step Down
    in February”
● JRCC Vendor: “Industry Supply Took a Step Down
    in February”

- We Believe that CAPP Demand by Domestic Utilities will Fall by 10mm - 15mm Tons in 2009
- More Weighted to the 1st Half of 2009
- Due to the Economy and Fuel Switching to Natural Gas
- The Smaller Plants Without SCR are More Vulnerable
- Based on Meetings with 9 Eastern Utilities within the Past 6 Weeks and a Review of EIA Generation Data for 140 Eastern Power Plants

Market Analysis and Strategy

Demand

Gas Prices

$15
$10
$5
$0

Drilling Rig Count

(Natural Gas)

1,550
1,350
1,150
950
750

Market Analysis and Strategy

Natural Gas……The Wildcard
● Drilling Rig Counts are Declining Rapidly
● Drilling Rig Counts are Declining Rapidly
● Lag Time Between Drilling and Initial Production
● Lag Time Between Drilling and Initial Production
● The Location of the Remaining Rigs is Very Important
● The Location of the Remaining Rigs is Very Important
● New Shale Wells are Very Productive, But Have Very Steep Decline Curves
● New Shale Wells are Very Productive, But Have Very Steep Decline Curves
Jul 2008
Jul 2008
Feb 2009
Feb 2009
Jul 2008
Jul 2008
Feb 2009
Feb 2009
$13.46
$4.21
1,539
1,018

31,000
29,000
27,000
25,000
23,000
21,000
19,000
17,000
15,000
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09

South Atlantic Inventories
August 2007 - January 2009
Market Analysis and Strategy
Source: Genscape
“Normal”

Chambers Decision
Market Analysis and Strategy
● This Action was Always About Abuse of Discretion
● This Action was Always About Abuse of Discretion
● Judge Chambers said the Corps Abused Its Discretion
● Judge Chambers said the Corps Abused Its Discretion
● The Court of Appeals said the Corps Did Not:
● The Court of Appeals said the Corps Did Not:
  “For all agency actions, a reviewing court must set aside the action if it is found to be arbitrary, capricious, or otherwise not in accordance with law.”
  “For all agency actions, a reviewing court must set aside the action if it is found to be arbitrary, capricious, or otherwise not in accordance with law.”
  “Review under this standard is highly deferential, in favor of finding the agency action
 valid….Especially in matters involving not just simple findings of fact but complex predictions based on special expertise, a reviewing court must generally be at its most deferential.”
  “Review under this standard is highly deferential, in favor of finding the agency action
 valid….Especially in matters involving not just simple findings of fact but complex predictions based on special expertise, a reviewing court must generally be at its most deferential.”
  “The court is not empowered to substitute its judgment for that of the agency.”
  “The court is not empowered to substitute its judgment for that of the agency.”
  “These determinations are within the agency’s special expertise and were based on
 Corps staff’s best professional judgment - as such, the Corps cannot be said to have acted arbitrarily or capriciously.”
  “These determinations are within the agency’s special expertise and were based on
 Corps staff’s best professional judgment - as such, the Corps cannot be said to have acted arbitrarily or capriciously.”

***Both Decisions Have Been Posted to the JRCC Website***
***Both Decisions Have Been Posted to the JRCC Website***

Strategy
Market Analysis and Strategy
● Very Little Coal Availability for the 1st Half of 2009
● Very Little Coal Availability for the 1st Half of 2009
● Our Remaining 2009 Coal is Industrial Stoker and Some High
 Quality Steam Coal
● Our Remaining 2009 Coal is Industrial Stoker and Some High
 Quality Steam Coal
 ● There Continues to be Buyer Interest in These Coals
 ● There Continues to be Buyer Interest in These Coals
● We Have Significantly Reduced Purchase Coal & Contractor Coal
● We Have Significantly Reduced Purchase Coal & Contractor Coal
● We Have Significantly Reduced Overtime Coal Production
● We Have Significantly Reduced Overtime Coal Production
● Our Mine Operations are Very Flexible to Adjust as Needed
● Our Mine Operations are Very Flexible to Adjust as Needed
 ● 30 Continuous Miners
 ● 30 Continuous Miners
 ● 12 Surface Mining Spreads
 ● 12 Surface Mining Spreads
● Our Contract Position Gives Us Many Options to Maximize Margins
● Our Contract Position Gives Us Many Options to Maximize Margins

12

Agenda
● Market Analysis & Strategy
● 2009 Guidance
● Operations Review
● Question and Answer

Operations Review
Safety
● NFDL (Non Fatal Days Lost) Rate Improves Significantly
 ● 2008 2.37
 ● 2007 4.42
● Lost Time Accidents Reduced by 57%
● Completed 16 Underground Refuge Safe Havens
● Received 8 Underground Rescue Chambers

Operations Review
Labor
 ● Labor Availability is Improving
 ● Turnover Trended Lower in 4th Quarter
 ● Continued Focus on Training Programs
 ●  Improving Labor Force Experience Level

Diesel
Diesel
Roof Bolts
Roof Bolts
Explosives
Explosives
Bits
Bits
Resin
Resin
Miner Parts
Miner Parts
Belting
Belting
Raw Material Inflation
(July 2008 vs. February 2009)
Operations Review
Operations Review
•Unit Usage for Some Items has Increased Due to Safety Regulations

Operations Review
Project Update
 ● Restarted Hog Trough Highwall Mine
 ● Completed Development of Lick Branch Surface Mine
 ● Log Creek Surface Mine Began Production in December
 ● Developed Mine to Replace Freedlandville East Surface
 Mine
 ● Continued Development of Freedlandville West
 Underground Mine
 ● Started Face-Up of Mosley Spur Replacement
 Underground Mine

Operations Review
Q4 Summary
● Regulatory and Skilled Labor Issues Continue to Impact
 Cost and Production
● Permitting Issues, State and Federal, are Beginning to
 Negatively Impact Surface and Underground Production
● Chambers Decision will Help, but will Take Some Time
 - Significant Backlog of Permits at Federal and State
 Offices

Agenda
● Market Analysis & Strategy
● 2009 Guidance
● Operations Review
● Question and Answer

Adjusted EBITDA (1)	$	190,000	to	200,000
Depreciation, Depletion and Amortization		65,000		
Selling, General and Administrative		35,000		
Tax Rate		15%		
Earnings Per Share	$	3.30	to	3.80

2009 Guidance
2009 Guidance
Total JRCC Operations
(In 000’s except EPS)
(1) Adjusted EBITDA is used to determine compliance with financial covenants in our senior secured credit facilities

Maintenance Capital
Federal and State Safety Mandates
Upgrade Existing Equipment Fleet
2009 Capital
0
10
20
30
40
50
60
70
80
90

20

2009 Guidance
Capital Expenditures
(in millions)
$55
$55
$10
$10
$10
$10
$75
$75

JamesRiver COAL COMPANY

Q-4 2008 Cash Cost
56.15

+

Increased Sales Related Cost (Royalties, etc.)
$3.85

=

2009 Cash Cost
$60.00

Cash Cost
(per ton)
2009 Guidance

Central Appalachia Operations

Shipments (tons)	7,400	to	7,600
Cash Cost (per ton)	$ 60.00		

Midwest Operations

Shipments (tons)	3,561
Cash Cost (per ton)	$ 31.00

Guidance by Segment
(in 000’s except per ton amounts)
2009 Guidance
2009 Guidance

Agenda
● Market Analysis & Strategy
● 2009 Guidance
● Operations Review
● Question and Answer

Question and Answer
Session